EXHIBIT 10.1

Amendment No. 1 To
January 31, 2006 Executive Agreement

This amendment (the “Amendment”) to the January 31, 2006 Executive Agreement (the “Agreement”) is executed effective as of August 1, 2006 by and between NYFIX, INC. a Delaware corporation with its principal office at 100 Wall Street, New York, New York, 10005, and Mark R. Hahn, residing at [Home Address omitted], Connecticut (hereinafter “Executive”).

1.
“June 30, 2006” in Section 4(a) is changed to “August 1, 2006, or such later date not later than September 30, 2006 as mutually agreeable to the Company and Executive (the ‘Section 4(a) Expiration Date’).”

2.	“June 30, 2006” in Sections 4(d), 10(e), 10(f) and 10(g) is changed to “the Section 4(a) Expiration Date”.

3.	A new Section 19 is added as follows:

19.	Applicability of January 31, 2006 Agreement Until
Effectiveness of First Amendment

The parties agree that the terms and conditions of the current Agreement, dated January 31, 2006, apply to the period from July 1, 2006 to July 31, 2006.

20.	All other provisions of the Agreement remain in full force and effect.

NYFIX, INC.		EXECUTIVE

By:	/s/ Steven R. Vigliotti	/s/	Mark R. Hahn
	Authorized Signature		Mark R. Hahn
Steven R. Vigliotti

Its: Chief Financial Officer